PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

Supplement Dated March 3, 2004
to the Strategic Markets Prospectus for Institutional and
Administrative Class Shares of PIMCO Bond Funds
Dated December 31, 2003

Disclosure Relating to the StocksPLUS Short Strategy Fund

Effective immediately, the StocksPLUS Short Strategy Fund has been renamed the "StocksPLUS TR Short Strategy Fund". References throughout the Prospectus and Statement of Additional Information are deemed modified accordingly.

The following paragraph is inserted after the second paragraph under "Principal Investments and Strategies" on page 25 of the prospectus:

The Fund may use strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The Fund may do so in order to generate investment returns or to offset or defray the cost of purchasing call options on Index futures contracts or other similar Index derivatives. For example, the Fund may simultaneously purchase and sell identical or equivalent futures contracts or other instruments across two or more markets, in order to benefit from a discrepancy in their prices. Such strategies may involve high portfolio turnover and correspondingly greater transaction costs to the Fund, and may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates.

Investors Should Retain This Supplement For Future Reference